UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2011

Date of reporting period: May 1, 2010 — April 30, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCOAX

Putnam Capital Opportunities Fund

Annual report
4|30|11

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam Capital
Opportunities
Fund

Annual report
4 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Federal tax information	43

About the Trustees	44

Officers	46

Message from the Trustees

Dear Fellow Shareholder:

Financial markets and economies around the world continue to show improvement and resilience in the face of many headwinds. While energy and commodity prices have been volatile, suggesting inflationary pressures, corporate profits are strong, merger-and-acquisition activity is recovering, and stock values and dividends are rising.

Putnam believes that markets will remain unsettled over the next several months, roiled by civil unrest in the Middle East and North Africa, sovereign debt issues in Europe, and the lingering economic impact of the disasters in Japan.

Putnam’s active, research-intensive investment approach is well suited to uncovering opportunities in this environment. We also believe this is an important time to talk to your financial advisor to determine if your investments are in line with your individual goals and appetite for risk.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking overlooked, underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has an underlying value. This value is based in part on the cash flows the company generates. The price of a company’s stock, however, may not accurately reflect this underlying value. A stock may be mispriced for different reasons, and it is often the result of behavioral bias — when investors overreact to short-term factors.

Mispriced stocks can provide attractive opportunities for investors who have the expertise and insight to identify them. The managers of Putnam Capital Opportunities Fund look for stocks they believe are trading below their intrinsic value and can appreciate over time. It is up to the managers to uncover the reasons behind a stock’s valuation and to determine whether the market’s generally held assumptions are on target.

The fund focuses on stocks of small and midsize companies, which are typically covered by fewer analysts than large companies. With fewer analysts following these stocks, there may be more overlooked investment opportunities to pursue.

In seeking stocks with long-term growth potential, the managers draw on their own experience as well as that of the analysts in Putnam’s Global Equity Research organization. Because the fund is managed in the blend style, the managers are not focused solely on either growth- or value-style stocks and can choose from thousands of small and midsize U.S. companies. This flexibility means the fund’s portfolio is broadly diversified, which can help reduce the risk of investing in a narrow range of sectors or stocks.

In all their decisions, the managers are guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to trim or sell stocks when they reach or exceed what is considered their true worth.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Investor overreaction can mean investment opportunities

An important factor in the analysis for Putnam Capital Opportunities Fund is “behavioral insight.” Investors frequently focus on short-term financial performance while ignoring the potential for a stock to outperform over the long term. For example, investors may overreact to a specific event, such as a management change, and either sell off the stock or buy it in large quantities. This overreaction can skew a stock’s price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Joseph P. Joseph, CFA

Joe, for the 12-month period ending April 30, 2011, Putnam Capital Opportunities Fund delivered solid outperformance versus its benchmark and Lipper peer group. What factors contributed to that performance?

Nearly all of the fund’s performance during the period was the result of our bottom-up, valuation-based stock-selection process. Stock selection contributed across several sectors, with health care, consumer discretionary, and energy performing the best. Our stock selection was slightly negative in consumer staples and weaker in information technology.

Tell us more about your investment process.

Our mandate is to achieve performance through stock selection. We have a disciplined investment strategy that uses a series of valuation factors to identify stocks that we believe are trading below their intrinsic value. We look for stocks that we believe are mispriced and will appreciate over time. We seek to buy them for the portfolio before most investors recognize their value. Typically, we try to avoid companies with excessive debt levels, and try to own companies with high returns on capital or those whose returns on capital we expect will improve over time. We also seek companies that generate significant free cash flow and where management has a history of deploying that cash in a shareholder-friendly manner.

We run a valuation model for every company in which we invest. We are looking for stocks that we believe have upside potential over a longer-term holding period. We avoid making top-down, or macroeconomic, calls. As I mentioned above, we are attracted to companies that have higher returns on capital, because those typically represent companies with higher barriers to entry and better competitive advantages.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

What was the investment environment like during the 12-month period?

At the start of the period, many investors remained defensively positioned. A great deal of skepticism existed about the direction in which the economy was headed. People had serious concerns whether the economy was going to recover or fall back into recession.

Just as the period began in May, a prolonged, historically strong rally in the stock market came to an abrupt end, and volatility returned to the market. A major cause of concern for investors was the sovereign debt crisis in Greece that brought out broader worries about debt issues in other European Union countries. This resulted in anxiety across global markets and a market correction, with stocks declining sharply through June as investors also became discouraged about the slow pace of the U.S. economic recovery.

In this environment, we believed the most attractively valued stocks were in the more economically sensitive areas of the economy. At the start of the fiscal year, we were finding the best values in information technology, health-care, and materials stocks, while being underweight consumer staples and utilities.

We bought a few companies with higher leverage than we normally would have bought. The market was open to equity offerings, and many company stocks would trade up on the news of an equity offering, whereas they typically go down. It was a good opportunity to buy a few companies that were more leveraged.

What were some examples of companies that contributed to the fund’s outperformance?

The top contributor in the portfolio was WABCO Holdings, a provider of electronic and mechanical products for commercial truck

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

and bus manufacturers. During the recession, demand for these vehicles fell to their lowest levels in decades, so there was a great deal of pent-up demand in Europe, the United States, and emerging markets. As sales of these vehicles began to improve, the company’s profitability improved dramatically.

Another top contributor was Valeant Pharmaceuticals, a specialty drug company headquartered in Canada. Valeant, an out-of-benchmark holding, is now one of Canada’s largest publicly traded drug manufacturers, after completing its merger with Biovail in September. The company experienced a great deal of earnings growth as a result of synergies from the merger.

An overweight to Weight Watchers also helped performance. When we bought it, Weight Watchers had an attractive free cash flow yield and high return on capital, but was experiencing challenges in growing its revenue. Some of its customers stopped using the program during the recession. Then the company came out with a new weight-loss approach that received a great deal of media coverage. With the economy improving, this new program brought back customers, and revenues rebounded. The company reported faster earnings growth, and the stock has appreciated substantially since the start of 2011.

Another contributor, Timberland, makes shoes, boots, and clothing. It launched a new shoe line called “Earthkeepers,” which are partially made from recycled plastic bottles, and these shoes proved to be popular with consumers. The company also benefited from improved sales in Europe and Asia.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/11. Short-term holdings are excluded. Holdings will vary over time.

Which companies detracted from performance?

Whirlpool was an out-of-benchmark holding and a top detractor. After the tax credit for first-time homebuyers expired, housing sales were weaker, which, in turn, had a negative impact on the purchase of new appliances. Also, the company uses a lot of steel and energy in its manufacturing so Whirlpool’s margins have been negatively affected by higher raw material and energy prices. We continue to hold it and still believe its valuation is compelling.

Systemax, a seller of computers, electronics, and industrial products, also hurt performance. Sales of computers have been sluggish because of the weak economy, and this negatively impacted the company. The company is also trying to increase its retail presence. The buildout of its store base hurt its profit margins during the period.

Another detractor was Logitech, a maker of computer peripherals, such as mice, cameras, and gaming devices. Demand has been very weak for these products due to sluggish computer sales, particularly in Europe.

Emulex, which designs and supplies products for storage and network markets, also hurt performance in the portfolio as companies continue to hold back on their information technology spending.

What is your outlook for the fund and the economy?

Because we manage the fund using bottom-up, fundamental analysis, we do not spend a significant amount of time on top-down analysis. That said, we see signs that the overall economy appears to be improving, albeit at a slow pace. In general, the companies held by the fund are seeing improvements in sales and profitability. Low interest rates appear to be helping with the recovery; however, higher

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

energy and commodity costs are increasingly becoming a drag on the economy.

Joe, thank you for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joseph P. Joseph has an M.B.A. from the Stern School of Business at New York University and a B.A. from Loyola College. A Certified Public Accountant, he joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund is managed by Randy Farina and John McLanahan.

IN THE NEWS

Citing the United States’s burgeoning federal deficit, Standard & Poor’s (S&P) recently lowered its long-term outlook for U.S. Treasuries from “stable” to “negative.” While maintaining its AAA rating for U.S. debt, S&P said the change to a negative outlook means that there is a one-in-three chance for a ratings downgrade over the next 24 months. If a downgrade were to take place, it could raise borrowing costs for both the U.S. government and American consumers. S&P’s negative outlook will likely put increased pressure on Washington lawmakers to reach a bipartisan solution to reduce the federal deficit and restore fiscal discipline. While the U.S. downgrade is unprecedented, it is important to note that S&P downgraded the outlook for the United Kingdom, another AAA-rated country, to “negative” in May 2009, and restored the “stable” outlook in 2010 once the country addressed its deficit.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.30%	7.80%	7.50%	7.50%	7.50%	7.50%	7.75%	7.45%	8.03%	8.53%

10 years	97.79	86.44	83.53	83.53	83.44	83.44	88.12	81.60	92.91	103.03
Annual average	7.06	6.43	6.26	6.26	6.26	6.26	6.52	6.15	6.79	7.34

5 years	32.32	24.70	27.41	25.41	27.40	27.40	29.00	24.46	30.70	34.08
Annual average	5.76	4.51	4.96	4.63	4.96	4.96	5.22	4.47	5.50	6.04

3 years	45.24	36.95	42.01	39.01	41.99	41.99	42.83	37.78	44.16	46.30
Annual average	13.25	11.05	12.40	11.60	12.40	12.40	12.62	11.27	12.97	13.52

1 year	28.12	20.77	27.25	22.25	27.12	26.12	27.40	23.00	27.87	28.49

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 4/30/11

		Lipper Small-Cap Core Funds
	Russell 2500 Index	category average*

Annual average (life of fund)	8.00%	7.79%

10 years	120.83	122.01
Annual average	8.24	8.11

5 years	27.11	20.46
Annual average	4.91	3.63

3 years	26.04	24.43
Annual average	8.02	7.45

1 year	23.89	22.02

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/11, there were 784, 697, 548, 322, and 189 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $18,353 and $18,344, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $18,160 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $19,291 and $20,303, respectively.

Fund price and distribution information For the 12-month period ended 4/30/11

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/10	$10.35	$10.98	$9.43	$9.55	$9.78	$10.13	$10.19	$10.53

4/30/11	13.26	14.07	12.00	12.14	12.46	12.91	13.03	13.53

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.14%	7.64%	7.34%	7.34%	7.34%	7.34%	7.60%	7.30%	7.87%	8.37%

10 years	112.03	99.94	96.67	96.67	96.53	96.53	101.49	94.46	106.99	117.56
Annual average	7.81	7.17	7.00	7.00	6.99	6.99	7.26	6.88	7.55	8.08

5 years	29.34	21.87	24.54	22.56	24.46	24.46	26.10	21.66	27.80	31.02
Annual average	5.28	4.03	4.49	4.15	4.47	4.47	4.75	4.00	5.03	5.55

3 years	47.20	38.78	44.03	41.03	43.86	43.86	45.04	40.04	46.23	48.29
Annual average	13.75	11.54	12.93	12.14	12.89	12.89	13.20	11.88	13.50	14.03

1 year	30.61	23.14	29.68	24.68	29.54	28.54	29.92	25.36	30.23	30.98

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 4/30/10*	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Annualized expense ratio for the six-month period
ended 4/30/11†	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10 and a new expense arrangement.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2010, to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.05	$11.22	$11.22	$9.83	$8.44	$5.65

Ending value (after expenses)	$1,256.90	$1,251.30	$1,251.60	$1,252.30	$1,255.30	$1,257.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2011, use the following calculation method. To find the value of your investment on November 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.31	$10.04	$10.04	$8.80	$7.55	$5.06

Ending value (after expenses)	$1,018.55	$1,014.83	$1,014.83	$1,016.07	$1,017.31	$1,019.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2500 Index is an unmanaged index of the 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2011, Putnam employees had approximately $382,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam Capital Opportunities Fund (a series of Putnam Investment Funds):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the “fund”) at April 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2011 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 9, 2011

The fund’s portfolio 4/30/11

COMMON STOCKS (96.5%)*	Shares	Value

Aerospace and defense (0.6%)
Alliant Techsystems, Inc.	9,244	$653,089

National Presto Industries, Inc.	4,012	445,452

Teledyne Technologies, Inc. † S	27,251	1,375,903

		2,474,444
Air freight and logistics (0.3%)
HUB Group, Inc. Class A †	19,319	778,169

Pacer International, Inc. † S	47,325	283,477

		1,061,646
Airlines (0.4%)
Republic Airways Holdings, Inc. †	302,700	1,633,067

		1,633,067
Auto components (1.9%)
Autoliv, Inc. (Sweden)	43,243	3,465,062

BorgWarner, Inc. † S	21,763	1,680,974

Dana Holding Corp. †	75,500	1,371,835

Superior Industries International, Inc.	41,083	1,038,167

		7,556,038
Biotechnology (0.6%)
Cephalon, Inc. † S	13,900	1,067,520

Cubist Pharmaceuticals, Inc. †	36,561	1,237,590

		2,305,110
Building products (0.4%)
AAON, Inc.	23,264	764,222

American Woodmark Corp.	13,951	283,345

Apogee Enterprises, Inc.	38,099	544,054

		1,591,621
Capital markets (4.1%)
Affiliated Managers Group †	7,400	807,192

Calamos Asset Management, Inc. Class A	21,800	354,686

E*Trade Financial Corp. †	47,600	773,024

Eaton Vance Corp.	10,542	356,003

Federated Investors, Inc. S	74,413	1,918,367

Jefferies Group, Inc.	29,906	722,828

Legg Mason, Inc.	26,600	988,190

LPL Investment Holdings, Inc. †	11,397	418,042

optionsXpress Holdings, Inc.	13,400	247,096

SEI Investments Co.	154,600	3,452,218

TradeStation Group, Inc. †	389,900	3,762,535

Waddell & Reed Financial, Inc. Class A S	55,522	2,276,957

		16,077,138
Chemicals (3.8%)
American Vanguard Corp. S	42,200	376,424

Ashland, Inc.	17,719	1,099,996

Cytec Industries, Inc.	19,188	1,125,952

Eastman Chemical Co.	12,419	1,331,938

FMC Corp.	10,403	918,377

Georgia Gulf Corp. †	25,500	1,004,190

Innophos Holdings, Inc.	29,000	1,343,860

COMMON STOCKS (96.5%)* cont.	Shares	Value

Chemicals cont.
International Flavors & Fragrances, Inc.	16,962	$1,077,426

LSB Industries, Inc. †	9,600	387,360

Lubrizol Corp. (The)	9,002	1,210,949

Methanex Corp. (Canada)	43,300	1,397,724

Olin Corp. S	38,602	993,615

OM Group, Inc. †	19,179	695,047

Valspar Corp.	44,654	1,755,349

		14,718,207
Commercial banks (6.6%)
Bancorp, Inc. †	345,984	3,387,183

Bond Street Holdings, LLC 144A Class A † F	38,819	795,790

City Holding Co.	8,499	289,816

City National Corp.	30,318	1,731,461

Commerce Bancshares, Inc.	6,880	292,813

Cullen/Frost Bankers, Inc.	7,274	430,912

Danvers Bancorp, Inc.	42,986	969,334

East West Bancorp, Inc. S	186,581	3,942,457

First Citizens BancShares, Inc. Class A	6,835	1,367,068

First Horizon National Corp.	106,800	1,169,460

IBERIABANK Corp. S	14,500	870,145

International Bancshares Corp.	21,312	375,517

NBH Holdings Corp. 144A Class A †	66,250	1,179,250

OmniAmerican Bancorp, Inc. †	47,000	702,650

PacWest Bancorp S	25,149	578,176

Popular, Inc. (Puerto Rico) †	168,600	531,090

PrivateBancorp, Inc.	66,500	1,046,710

Seacoast Banking Corp. of Florida †	183,359	328,213

Signature Bank † S	13,500	785,835

SVB Financial Group † S	35,677	2,156,318

Union First Market Bankshares Corp.	20,845	265,357

Valley National Bancorp	109,200	1,563,744

Webster Financial Corp. S	49,790	1,071,481

		25,830,780
Commercial services and supplies (1.7%)
Brink’s Co. (The)	23,226	766,690

Deluxe Corp. S	33,746	913,842

Ennis Inc.	75,922	1,418,223

R. R. Donnelley & Sons Co.	148,200	2,795,052

Steelcase, Inc.	60,249	695,876

		6,589,683
Communications equipment (2.1%)
ADTRAN, Inc.	27,696	1,143,014

Brocade Communications Systems, Inc. †	196,008	1,225,050

EchoStar Corp. Class A †	28,900	1,071,612

Emulex Corp. †	176,960	1,714,742

Netgear, Inc. † S	41,100	1,715,925

Polycom, Inc. †	24,827	1,485,399

		8,355,742

COMMON STOCKS (96.5%)* cont.	Shares	Value

Computers and peripherals (1.0%)
Lexmark International, Inc. Class A †	43,700	$1,409,325

Logitech International SA (Switzerland) † S	81,451	1,124,838

Logitech International SA (Six Swiss Exchange) (Switzerland) †	11,617	161,263

QLogic Corp. † S	70,342	1,264,749

		3,960,175
Construction and engineering (1.0%)
Chicago Bridge & Iron Co., NV (Netherlands)	54,639	2,215,065

Tutor Perini Corp.	68,554	1,827,650

		4,042,715
Construction materials (0.3%)
Headwaters, Inc. † S	231,264	1,262,701

		1,262,701
Containers and packaging (0.7%)
Packaging Corp. of America	26,151	746,088

Sealed Air Corp.	52,214	1,345,555

Sonoco Products Co.	23,148	799,995

		2,891,638
Diversified consumer services (0.9%)
Career Education Corp. †	51,927	1,132,528

Sotheby’s Holdings, Inc. Class A S	16,100	813,372

Weight Watchers International, Inc.	22,400	1,741,600

		3,687,500
Electric utilities (1.8%)
El Paso Electric Co. † S	55,500	1,719,390

FirstEnergy Corp.	25,712	1,027,452

Pepco Holdings, Inc. S	52,200	1,005,894

Pinnacle West Capital Corp.	27,400	1,188,886

PNM Resources, Inc.	63,200	968,856

Westar Energy, Inc. S	45,700	1,243,497

		7,153,975
Electrical equipment (1.6%)
AMETEK, Inc.	46,140	2,124,286

Hubbell, Inc. Class B	34,615	2,422,704

Regal-Beloit Corp.	6,596	499,911

Roper Industries, Inc.	15,650	1,353,569

		6,400,470
Electronic equipment, instruments, and components (0.3%)
Multi-Fineline Electronix, Inc. †	35,700	950,691

		950,691
Energy equipment and services (4.3%)
Atwood Oceanics, Inc. †	31,100	1,397,323

Basic Energy Services, Inc. †	55,081	1,693,190

Cal Dive International, Inc. †	39,900	313,614

Complete Production Services, Inc. †	16,900	573,586

Global Industries, Ltd. † S	68,600	676,396

Helix Energy Solutions Group, Inc. †	72,300	1,368,639

Hercules Offshore, Inc. † S	127,900	802,573

ION Geophysical Corp. †	30,107	380,552

Key Energy Services, Inc. † S	82,758	1,506,196

Oil States International, Inc. †	17,500	1,452,675

COMMON STOCKS (96.5%)* cont.	Shares	Value

Energy equipment and services cont.
Parker Drilling Co. † S	118,100	$842,053

Patterson-UTI Energy, Inc.	48,000	1,493,280

Rowan Cos., Inc. †	14,500	604,650

Superior Energy Services †	19,200	737,664

TETRA Technologies, Inc. †	58,600	865,522

Tidewater, Inc. S	11,400	678,414

Unit Corp. †	22,451	1,414,862

		16,801,189
Food and staples retail (0.3%)
Nash Finch Co.	28,823	1,072,792

		1,072,792
Food products (0.3%)
Fresh Del Monte Produce, Inc.	35,800	970,538

		970,538
Gas utilities (0.3%)
Southwest Gas Corp. S	31,162	1,239,313

		1,239,313
Health-care equipment and supplies (2.0%)
Conmed Corp. † S	54,572	1,532,382

Hill-Rom Holdings, Inc.	48,100	2,164,981

Hologic, Inc. †	58,300	1,283,766

Invacare Corp.	26,579	874,449

Kinetic Concepts, Inc. †	13,900	820,517

SurModics, Inc. † S	66,451	1,020,687

		7,696,782
Health-care providers and services (5.4%)
Amedisys, Inc. † S	32,809	1,093,196

AMERIGROUP Corp. † S	53,072	3,624,818

AMN Healthcare Services, Inc. †	168,766	1,456,451

Centene Corp. † S	28,400	1,028,932

Coventry Health Care, Inc. †	45,300	1,461,831

Cross Country Healthcare, Inc. †	88,630	657,635

Gentiva Health Services, Inc. † S	40,100	1,122,800

Health Net, Inc. †	42,300	1,408,590

Healthways, Inc. †	84,985	1,437,946

Kindred Healthcare, Inc. †	46,200	1,165,164

LifePoint Hospitals, Inc. † S	24,500	1,019,445

Medcath Corp. †	42,357	572,243

Molina Healthcare, Inc. †	42,245	1,816,535

Omnicare, Inc. S	50,089	1,573,796

Universal American Corp.	76,100	1,757,910

		21,197,292
Hotels, restaurants, and leisure (0.5%)
Red Robin Gourmet Burgers, Inc. † S	53,400	1,451,946

Sonic Corp. †	43,900	492,558

		1,944,504
Household durables (2.1%)
Blyth, Inc.	10,228	482,148

CSS Industries, Inc.	21,977	423,717

Helen of Troy, Ltd. (Bermuda) †	64,516	2,007,738

COMMON STOCKS (96.5%)* cont.	Shares	Value

Household durables cont.
Hooker Furniture Corp.	19,734	$245,491

Mohawk Industries, Inc. †	31,900	1,915,276

NVR, Inc. † S	1,369	1,012,143

Whirlpool Corp. S	24,200	2,085,556

		8,172,069
Household products (0.4%)
Church & Dwight Co., Inc.	19,463	1,605,308

		1,605,308
Insurance (3.7%)
American Financial Group, Inc.	25,483	911,527

Amerisafe, Inc. †	14,796	330,395

Aspen Insurance Holdings, Ltd.	23,575	673,538

CNA Surety Corp. †	41,164	1,090,434

Delphi Financial Group Class A S	36,425	1,163,779

Endurance Specialty Holdings, Ltd. (Bermuda) S	25,779	1,143,041

Hanover Insurance Group, Inc. (The)	28,501	1,203,312

Harleysville Group, Inc. S	10,535	337,963

HCC Insurance Holdings, Inc.	30,507	992,698

RenaissanceRe Holdings, Ltd. S	14,537	1,021,660

Safety Insurance Group, Inc.	28,245	1,322,431

SeaBright Insurance Holdings, Inc.	39,445	403,128

Selective Insurance Group	62,973	1,110,844

Stancorp Financial Group	29,022	1,250,848

Validus Holdings, Ltd.	17,648	574,266

W.R. Berkley Corp.	33,489	1,092,076

		14,621,940
Internet software and services (0.8%)
IAC/InterActiveCorp. †	35,100	1,267,461

Open Text Corp. (Canada) † S	15,200	930,240

ValueClick, Inc. † S	59,537	997,245

		3,194,946
IT Services (2.8%)
Acxiom Corp. † S	56,587	823,907

Alliance Data Systems Corp. † S	19,359	1,839,105

Broadridge Financial Solutions, Inc.	31,600	734,384

CSG Systems International, Inc. † S	58,700	1,246,788

DST Systems, Inc.	23,100	1,139,061

Global Cash Access, Inc. †	98,328	324,482

Global Payments, Inc. S	22,854	1,216,747

NeuStar, Inc. Class A †	75,126	2,020,138

Satyam Computer Services., Ltd. ADR (India) † S	191,900	663,974

Unisys Corp. †	26,200	777,616

		10,786,202
Leisure equipment and products (1.0%)
Hasbro, Inc.	24,984	1,170,251

Jakks Pacific, Inc. † S	18,113	381,098

Polaris Industries, Inc. S	22,300	2,351,089

		3,902,438

COMMON STOCKS (96.5%)* cont.	Shares	Value

Life sciences tools and services (0.4%)
Parexel International Corp. † S	61,100	$1,696,136

		1,696,136
Machinery (6.7%)
Actuant Corp. Class A S	222,200	6,168,272

AGCO Corp. † S	18,619	1,072,082

EnPro Industries, Inc. † S	34,985	1,402,199

Gardner Denver, Inc.	18,234	1,575,600

Harsco Corp.	27,700	986,120

Kennametal, Inc.	42,700	1,802,794

Manitowoc Co., Inc. (The) S	139,168	3,088,138

Oshkosh Corp. †	61,000	1,931,260

Terex Corp. †	49,700	1,728,566

WABCO Holdings, Inc. †	86,600	6,395,410

		26,150,441
Media (0.6%)
Clear Channel Outdoor Holdings, Inc. Class A †	42,500	584,800

Gannett Co., Inc.	129,500	1,950,270

		2,535,070
Metals and mining (2.1%)
Century Aluminum Co. † S	51,702	1,033,006

Cliffs Natural Resources, Inc.	2,800	262,416

Coeur d’Alene Mines Corp. † S	38,100	1,208,151

Commercial Metals Co.	48,100	806,156

Compass Minerals International, Inc. S	11,851	1,156,776

Contango Ore, Inc. †	1,330	23,142

Reliance Steel & Aluminum Co.	26,520	1,501,297

Schnitzer Steel Industries, Inc. Class A S	8,500	527,595

Steel Dynamics, Inc.	63,200	1,149,608

U.S. Steel Corp. S	14,500	691,795

		8,359,942
Multiline retail (0.8%)
Dollar Tree, Inc. †	31,401	1,805,558

Saks, Inc. † S	95,767	1,145,373

		2,950,931
Multi-utilities (1.3%)
Alliant Energy Corp.	24,072	951,807

Black Hills Corp. S	31,400	1,091,150

Integrys Energy Group, Inc.	14,500	759,220

NiSource, Inc.	56,000	1,089,200

NSTAR	24,500	1,134,350

		5,025,727
Oil, gas, and consumable fuels (3.9%)
Berry Petroleum Co. Class A S	24,805	1,317,890

Cabot Oil & Gas Corp. Class A	17,014	957,548

Clayton Williams Energy, Inc. † S	10,500	950,985

Contango Oil & Gas Co. † S	13,400	829,728

James River Coal Co. †	16,200	377,784

Massey Energy Co.	23,800	1,624,112

Overseas Shipholding Group S	9,516	265,116

COMMON STOCKS (96.5%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Penn Virginia Corp.	29,700	$459,162

Petroleum Development Corp. †	31,245	1,244,176

Scorpio Tankers, Inc. (Monaco) † S	62,167	731,706

Ship Finance International, Ltd. (Norway) S	46,917	937,871

SM Energy Co.	12,700	963,422

Stone Energy Corp. † S	33,100	1,170,416

Swift Energy Co. †	29,816	1,168,489

Vaalco Energy, Inc. †	42,300	294,831

W&T Offshore, Inc. S	33,100	887,411

Whiting Petroleum Corp. †	16,528	1,148,696

		15,329,343
Personal products (0.4%)
Inter Parfums, Inc.	81,400	1,549,042

		1,549,042
Pharmaceuticals (3.3%)
Endo Pharmaceuticals Holdings, Inc. †	45,944	1,799,167

Medicis Pharmaceutical Corp. Class A S	78,643	2,788,681

Par Pharmaceutical Cos., Inc. †	33,315	1,147,369

Valeant Pharmaceuticals International, Inc. (Canada)	60,648	3,191,904

Watson Pharmaceuticals, Inc. †	65,672	4,072,977

		13,000,098
Professional services (1.6%)
CDI Corp.	24,270	359,681

Dun & Bradstreet Corp. (The) S	12,228	1,004,897

Heidrick & Struggles International, Inc.	37,100	868,140

IHS, Inc. Class A †	20,149	1,777,948

TrueBlue, Inc. † S	161,454	2,273,272

		6,283,938
Real estate investment trusts (REITs) (4.0%)
DiamondRock Hospitality Co. R S	173,011	2,083,052

Entertainment Properties Trust R S	9,364	445,820

Hospitality Properties Trust R	82,194	1,984,985

Kimco Realty Corp. R	32,322	631,572

LaSalle Hotel Properties R	69,094	1,944,305

LTC Properties, Inc. R	34,057	1,001,957

Macerich Co. (The) R	19,113	1,009,549

National Health Investors, Inc. R	20,062	975,615

National Retail Properties, Inc. R S	30,178	794,889

Nationwide Health Properties, Inc. R	23,962	1,049,536

Omega Healthcare Investors, Inc. R	70,342	1,615,052

Taubman Centers, Inc. R	38,839	2,258,488

		15,794,820
Real estate management and development (0.6%)
Jones Lang LaSalle, Inc.	22,400	2,293,312

		2,293,312
Road and rail (0.4%)
Arkansas Best Corp.	44,267	1,018,584

Con-way, Inc.	12,100	470,932

		1,489,516

COMMON STOCKS (96.5%)* cont.	Shares	Value

Semiconductors and semiconductor equipment (4.7%)
Amkor Technologies, Inc. †	175,200	$1,173,840

Diodes, Inc. † S	18,400	629,648

Fairchild Semiconductor Intl., Inc. † S	47,900	1,004,463

International Rectifier Corp. †	56,300	1,945,728

Intersil Corp. Class A S	77,107	1,138,870

KLA-Tencor Corp.	20,926	918,651

Lam Research Corp. †	19,572	945,523

MKS Instruments, Inc.	40,300	1,143,714

Novellus Systems, Inc. †	33,527	1,076,217

Omnivision Technologies, Inc. † S	24,300	816,480

ON Semiconductor Corp. †	147,600	1,551,276

PMC — Sierra, Inc. †	154,200	1,236,684

RF Micro Devices, Inc. †	164,500	1,095,570

Silicon Laboratories, Inc. † S	28,800	1,255,104

Teradyne, Inc. † S	65,000	1,046,500

Tessera Technologies, Inc. †	77,700	1,535,352

		18,513,620
Software (4.9%)
ANSYS, Inc. †	31,335	1,732,512

AsiaInfo-Linkage, Inc. (China) † S	47,000	888,300

Autodesk, Inc. †	18,100	814,138

Blackbaud, Inc.	48,393	1,338,550

FactSet Research Systems, Inc.	8,808	963,683

Fair Isaac Corp. S	40,601	1,213,158

Longtop Financial Technologies Ltd. ADR (Hong Kong) † S	69,600	1,570,176

Manhattan Associates, Inc. †	29,400	1,062,810

MicroStrategy, Inc. †	10,397	1,469,096

Perfect World Co., Ltd. ADR (China) †	38,800	1,055,748

Progress Software Corp. †	47,450	1,406,893

Quest Software, Inc. †	45,700	1,177,232

Shanda Interactive Entertainment, Ltd. ADR (China) † S	14,600	706,348

Synopsys, Inc. †	54,331	1,488,126

TIBCO Software, Inc. †	33,798	1,013,602

Websense, Inc. † S	59,014	1,521,971

		19,422,343
Specialty retail (2.5%)
Aeropostale, Inc. †	39,403	1,005,959

ANN, Inc. †	82,242	2,566,773

Books-A-Million, Inc. S	90,678	418,932

Brown Shoe Co., Inc.	33,077	418,424

Buckle, Inc. (The)	19,611	892,104

Cabela’s, Inc. †	89,400	2,283,276

Cato Corp. (The) Class A S	16,285	415,430

Jos. A. Bank Clothiers, Inc. †	21,137	1,108,002

Systemax, Inc. †	60,646	785,366

		9,894,266

COMMON STOCKS (96.5%)* cont.	Shares	Value

Textiles, apparel, and luxury goods (2.0%)
Jones Group, Inc. (The)	107,700	$1,467,951

Kenneth Cole Productions, Inc. Class A †	48,060	647,368

Maidenform Brands, Inc. † S	34,108	1,079,859

Perry Ellis International, Inc. †	24,007	676,517

Timberland Co. (The) Class A †	72,455	3,274,241

Wolverine World Wide, Inc.	21,283	844,509

		7,990,445
Tobacco (0.2%)
Universal Corp. S	17,194	745,876

		745,876
Thrifts and mortgage finance (1.0%)
Brookline Bancorp, Inc.	23,830	219,713

Kaiser Federal Financial Group, Inc.	94,096	1,181,846

MGIC Investment Corp. † S	70,001	606,209

Provident New York Bancorp	218,898	2,053,263

		4,061,031
Trading companies and distributors (1.1%)
Applied Industrial Technologies, Inc.	68,306	2,408,470

GATX Corp. S	41,678	1,761,722

		4,170,192

Total common stocks (cost $261,992,881)		$379,004,743

SHORT-TERM INVESTMENTS (23.8%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.16% [d]	75,870,476	$75,870,476

Putnam Money Market Liquidity Fund 0.08% [e]	16,749,292	16,749,292

U.S. Treasury Bills, for an effective yields ranging from
0.12% to 0.18%, November 17, 2011 #	$378,000	377,672

U.S. Treasury Bills, for an effective yield of 0.26%,
June 2, 2011 #	279,000	278,934

Total short-term investments (cost $93,276,374)		$93,276,374

TOTAL INVESTMENTS

Total investments (cost $355,269,255)		$472,281,117

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2010 through April 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $392,650,081.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 4/30/11
Number of			Expiration	Unrealized
	contracts	Value	date	appreciation

Russell 2000 Index Mini (Long)	64	$5,528,960	Jun-11	$284,797

S&P 500 Index (Long)	2	679,850	Jun-11	21,280

S&P Mid Cap 400 Index E-Mini (Long)	49	4,966,150	Jun-11	233,848

Total				$539,925

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$48,633,261	$—	$—

Consumer staples	5,943,556	—	—

Energy	32,130,532	—	—

Financials	76,703,981	1,179,250	795,790

Health care	45,895,418	—	—

Industrials	61,887,733	—	—

Information technology	65,022,456	161,263	—

Materials	27,232,488	—	—

Utilities	13,419,015	—	—

Total common stocks	376,868,440	1,340,513	795,790

Short-term investments	16,749,292	76,527,082	—

Totals by level	$393,617,732	$77,867,595	$795,790

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$539,925	$—	$—

Totals by level	$539,925	$—	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/11

ASSETS

Investment in securities, at value, including $74,678,771 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $262,649,487)	$379,661,349
Affiliated issuers (identified cost $92,619,768) (Notes 1 and 6)	92,619,768

Dividends, interest and other receivables	301,635

Receivable for shares of the fund sold	3,232,978

Receivable for investments sold	2,645,193

Receivable for variation margin (Note 1)	49,820

Total assets	478,510,743

LIABILITIES

Payable to custodian	45,053

Payable for investments purchased	8,509,999

Payable for shares of the fund repurchased	819,790

Payable for compensation of Manager (Note 2)	195,743

Payable for investor servicing fees (Note 2)	87,740

Payable for custodian fees (Note 2)	7,386

Payable for Trustee compensation and expenses (Note 2)	111,520

Payable for administrative services (Note 2)	1,238

Payable for distribution fees (Note 2)	101,696

Collateral on securities loaned, at value (Note 1)	75,870,476

Other accrued expenses	110,021

Total liabilities	85,860,662

Net assets	$392,650,081

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$382,762,131

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(107,663,837)

Net unrealized appreciation of investments	117,551,787

Total — Representing net assets applicable to capital shares outstanding	$392,650,081

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($291,659,801 divided by 22,002,290 shares)	$13.26

Offering price per class A share (100/94.25 of $13.26)*	$14.07

Net asset value and offering price per class B share ($23,730,262 divided by 1,977,485 shares)**	$12.00

Net asset value and offering price per class C share ($21,286,289 divided by 1,753,460 shares)**	$12.14

Net asset value and redemption price per class M share ($6,327,345 divided by 507,627 shares)	$12.46

Offering price per class M share (100/96.50 of $12.46)*	$12.91

Net asset value, offering price and redemption price per class R share
($9,099,603 divided by 698,465 shares)	$13.03

Net asset value, offering price and redemption price per class Y share
($40,546,781 divided by 2,996,992 shares)	$13.53

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 4/30/11

INVESTMENT INCOME

Dividends (net of foreign tax of $27,522)	$3,945,644

Interest (including interest income of $6,694 from investments in affiliated issuers) (Note 6)	9,168

Securities lending (including interest income of $106,359 from
investments in affiliated issuers) (Note 1)	146,503

Total investment income	4,101,315

EXPENSES

Compensation of Manager (Note 2)	1,970,518

Investor servicing fees (Note 2)	1,020,080

Custodian fees (Note 2)	19,541

Trustee compensation and expenses (Note 2)	25,918

Administrative services (Note 2)	10,862

Distribution fees — Class A (Note 2)	588,083

Distribution fees — Class B (Note 2)	255,054

Distribution fees — Class C (Note 2)	145,696

Distribution fees — Class M (Note 2)	40,892

Distribution fees — Class R (Note 2)	27,402

Other	162,095

Total expenses	4,266,141

Expense reduction (Note 2)	(15,432)

Net expenses	4,250,709

Net investment loss	(149,394)

Net realized gain on investments (Notes 1 and 3)	30,093,809

Net realized gain on futures contracts (Note 1)	259,135

Net realized loss on foreign currency transactions (Note 1)	(8)

Net unrealized appreciation of investments and futures contracts during the year	49,994,704

Net gain on investments	80,347,640

Net increase in net assets resulting from operations	$80,198,246

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 4/30/11	Year ended 4/30/10

Operations:
Net investment loss	$(149,394)	$(100,092)

Net realized gain on investments and
foreign currency transactions	30,352,936	22,334,573

Net unrealized appreciation of investments	49,994,704	101,548,009

Net increase in net assets resulting from operations	80,198,246	123,782,490

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(649,822)

Class R	—	(4,462)

Class Y	—	(94,096)

From return of capital
Class A	—	(32,515)

Class R	—	(223)

Class Y	—	(4,708)

Redemption fees (Note 1)	39,175	10,018

Decrease from capital share transactions (Note 4)	(1,499,576)	(34,596,986)

Total increase in net assets	78,737,845	88,409,696

NET ASSETS

Beginning of year	313,912,236	225,502,540

End of year	$392,650,081	$313,912,236

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	From	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	return of capital	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
April 30, 2011	$10.35	— [b]	2.91	2.91	—	—	—	—	—	$13.26	28.12	$291,660	1.28	.04	23
April 30, 2010	6.49	.01	3.88	3.89	(.03)	—	— [b]	(.03)	—	10.35	60.03	234,809	1.39	.09	30
April 30, 2009	9.25	.05	(2.75)	(2.70)	(.06)	—	—	(.06)	—	6.49	(29.16)	163,115	1.35 [e]	.71 [e]	58
April 30, 2008	12.49	.08	(2.33)	(2.25)	(.05)	(.94)	—	(.99)	—	9.25	(18.45)	341,118	1.23 [e]	.71 [e]	37
April 30, 2007	12.60	.03	1.36	1.39	— [b]	(1.50)	—	(1.50)	—	12.49	11.72	508,647	1.23 [e]	.23 [e]	59

Class B
April 30, 2011	$9.43	(.07)	2.64	2.57	—	—	—	—	—	$12.00	27.25	$23,730	2.03	(.69)	23
April 30, 2010	5.94	(.05)	3.54	3.49	—	—	—	—	—	9.43	58.75	34,146	2.14	(.65)	30
April 30, 2009	8.45	— [b]	(2.51)	(2.51)	—	—	—	—	—	5.94	(29.70)	34,319	2.10 [e]	(.05) [e]	58
April 30, 2008	11.54	— [b]	(2.15)	(2.15)	—	(.94)	—	(.94)	—	8.45	(19.11)	81,892	1.98 [e]	(.04) [e]	37
April 30, 2007	11.83	(.06)	1.27	1.21	—	(1.50)	—	(1.50)	—	11.54	10.92	167,550	1.98 [e]	(.53) [e]	59

Class C
April 30, 2011	$9.55	(.07)	2.66	2.59	—	—	—	—	—	$12.14	27.12	$21,286	2.03	(.72)	23
April 30, 2010	6.02	(.05)	3.58	3.53	—	—	—	—	—	9.55	58.64	13,492	2.14	(.66)	30
April 30, 2009	8.55	— [b]	(2.53)	(2.53)	—	—	—	—	—	6.02	(29.59)	8,907	2.10 [e]	(.04) [e]	58
April 30, 2008	11.66	— [b]	(2.17)	(2.17)	—	(.94)	—	(.94)	—	8.55	(19.09)	18,438	1.98 [e]	(.04) [e]	37
April 30, 2007	11.94	(.06)	1.28	1.22	—	(1.50)	—	(1.50)	—	11.66	10.89	34,473	1.98 [e]	(.52) [e]	59

Class M
April 30, 2011	$9.78	(.05)	2.73	2.68	—	—	—	—	—	$12.46	27.40	$6,327	1.78	(.45)	23
April 30, 2010	6.15	(.03)	3.66	3.63	—	—	—	—	—	9.78	59.03	5,700	1.89	(.41)	30
April 30, 2009	8.73	.01	(2.59)	(2.58)	— [b]	—	—	—	—	6.15	(29.50)	4,034	1.85 [e]	.20 [e]	58
April 30, 2008	11.84	.02	(2.19)	(2.17)	—	(.94)	—	(.94)	—	8.73	(18.78)	7,995	1.73 [e]	.21 [e]	37
April 30, 2007	12.07	(.03)	1.30	1.27	—	(1.50)	—	(1.50)	—	11.84	11.20	15,921	1.73 [e]	(.27) [e]	59

Class R
April 30, 2011	$10.19	(.03)	2.87	2.84	—	—	—	—	—	$13.03	27.87	$9,100	1.53	(.23)	23
April 30, 2010	6.41	(.01)	3.81	3.80	(.02)	—	— [b]	(.02)	—	10.19	59.27	3,337	1.64	(.17)	30
April 30, 2009	9.12	.03	(2.70)	(2.67)	(.04)	—	—	(.04)	—	6.41	(29.22)	1,845	1.60 [e]	.46 [e]	58
April 30, 2008	12.34	.05	(2.30)	(2.25)	(.03)	(.94)	—	(.97)	—	9.12	(18.67)	2,577	1.48 [e]	.47 [e]	37
April 30, 2007	12.49	— [b]	1.35	1.35	—	(1.50)	—	(1.50)	—	12.34	11.48	2,610	1.48 [e]	(.02) [e]	59

Class Y
April 30, 2011	$10.53	.03	2.97	3.00	—	—	—	—	—	$13.53	28.49	$40,547	1.03	.28	23
April 30, 2010	6.61	.03	3.94	3.97	(.05)	—	— [b]	(.05)	—	10.53	60.20	22,430	1.14	.33	30
April 30, 2009	9.43	.08	(2.82)	(2.74)	(.08)	—	—	(.08)	—	6.61	(28.92)	13,283	1.10 [e]	1.00 [e]	58
April 30, 2008	12.72	.11	(2.38)	(2.27)	(.08)	(.94)	—	(1.02)	—	9.43	(18.27)	338,526	.98 [e]	.97 [e]	37
April 30, 2007	12.79	.06	1.40	1.46	(.03)	(1.50)	—	(1.53)	—	12.72	12.12	432,748	.98 [e]	.48 [e]	59

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

April 30, 2009	0.01

April 30, 2008	<0.01

April 30, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/11

Note 1: Significant accounting policies

Putnam Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund invests primarily in common stocks (growth or value stocks or both) of small and midsize U.S. companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential, such as stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied on any shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. Effective August 2, 2010, this redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2010 through April 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

E) Futures contracts The fund uses futures contracts to equitize cash. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 50 on futures contracts for the reporting period.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $74,678,771 and the fund received cash collateral of $75,870,476.

G) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an inter-fund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2011, the fund had a capital loss carryover of $104,326,426 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$62,275,371	April 30, 2017

42,051,055	April 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, unrealized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $149,394 to decrease net investment loss and $251,834 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $102,440.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$127,164,649
Unrealized depreciation	(12,950,229)

Net unrealized appreciation	114,214,420
Capital loss carryforward	(104,326,426)
Cost for federal income tax purposes	$358,066,697

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective August 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $723 under the expense offset arrangements and by $14,709 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $209, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $36,397 and $262 from the sale of class A and class M shares, respectively, and received $20,139 and $513 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,337 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $71,329,426 and $81,881,100, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/11		Year ended 4/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	5,000,510	$55,424,217	4,262,762	$36,865,570

Shares issued in connection with
reinvestment of distributions	—	—	76,747	660,788

	5,000,510	55,424,217	4,339,509	37,526,358

Shares repurchased	(5,694,239)	(59,193,979)	(6,766,889)	(55,684,758)

Net decrease	(693,729)	$(3,769,762)	(2,427,380)	$(18,158,400)

	Year ended 4/30/11		Year ended 4/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	241,865	$2,434,572	259,732	$2,028,646

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	241,865	2,434,572	259,732	2,028,646

Shares repurchased	(1,883,622)	(18,060,268)	(2,413,985)	(18,794,134)

Net decrease	(1,641,757)	$(15,625,696)	(2,154,253)	$(16,765,488)

	Year ended 4/30/11		Year ended 4/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	618,329	$6,647,155	222,194	$1,772,443

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	618,329	6,647,155	222,194	1,772,443

Shares repurchased	(278,113)	(2,742,172)	(289,710)	(2,294,432)

Net increase (decrease)	340,216	$3,904,983	(67,516)	$(521,989)

	Year ended 4/30/11		Year ended 4/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	43,775	$474,639	74,419	$600,855

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	43,775	474,639	74,419	600,855

Shares repurchased	(119,117)	(1,199,913)	(147,890)	(1,171,708)

Net decrease	(75,342)	$(725,274)	(73,471)	$(570,853)

	Year ended 4/30/11		Year ended 4/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	629,399	$6,934,302	155,900	$1,331,839

Shares issued in connection with
reinvestment of distributions	—	—	513	4,355

	629,399	6,934,302	156,413	1,336,194

Shares repurchased	(258,217)	(2,962,344)	(116,996)	(954,667)

Net increase	371,182	$3,971,958	39,417	$381,527

	Year ended 4/30/11		Year ended 4/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,485,514	$17,561,511	630,608	$5,358,395

Shares issued in connection with
reinvestment of distributions	—	—	10,695	93,578

	1,485,514	17,561,511	641,303	5,451,973

Shares repurchased	(618,127)	(6,817,296)	(522,348)	(4,413,756)

Net increase	867,387	$10,744,215	118,955	$1,038,217

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Receivables, Net assets —
Unrealized appreciation /
Equity contracts	(depreciation)	$539,925*		$—

Total		$539,925		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$259,135	$259,135

Total	$259,135	$259,135

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$539,925	$539,925

Total	$539,925	$539,925

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $6,694 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $59,964,223 and $45,695,598, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees
Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	company focused on
	College and member of the Investment Committee for the	natural gas and crude
	college’s endowment. Former Chair and current board	oil in the United States;
	member of Girls Incorporated of Metro Denver. Member of	UniSource Energy
	the Finance Committee, The Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2011, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Fund Administration,	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Robert R. Leveille
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Mark C. Trenchard
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	BSA Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Robert T. Burns
London, England SW1A 1LD		Vice President and
	Officers	Chief Legal Officer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	James P. Pappas
One Post Office Square		Vice President
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	Judith Cohen
Custodian	Principal Executive Officer,	Vice President, Clerk and
State Street Bank	Treasurer and	Assistant Treasurer
and Trust Company	Compliance Liaison
Michael Higgins
Legal Counsel	Steven D. Krichmar	Vice President, Senior Associate
Ropes & Gray LLP	Vice President and	Treasurer and Assistant Clerk
Principal Financial Officer
Independent Registered		Nancy E. Florek
Public Accounting Firm	Janet C. Smith	Vice President, Assistant Clerk,
PricewaterhouseCoopers LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

This page intentionally left blank.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN068
267770 6/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2011	$52,619	$--	$3,143	$ -
April 30, 2010	$54,417	$--	$3,168	$342*

* Includes fees of $342 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended April 30, 2010, respectively. This fee was reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended April 30, 2011 and April 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $246,364 and $ 385,223 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30,
2011	$ -	$ 206,000	$ -	$ -
April 30,
2010	$ -	$ 262,883	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, State Street Bank and Trust Company, which provides certain administrative, pricing and bookkeeping services for the Putnam funds pursuant to an agreement with Putnam Investment Management, LLC, began utilizing different accounting systems and systems support in providing services for the fund.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2011

Date of reporting period: May 1, 2010 — April 30, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMVAX

Putnam Multi-Cap Value Fund*

Annual report 4|30|11

A world of investing.™

Putnam INVESTMENTS

10 CENTS
THREE CENTS
VERSARY
U.S. POSTAGE 3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Multi-Cap
Value Fund

Annual report
4 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Federal tax information	41

About the Trustees	42

Officers	44

Message from the Trustees

Dear Fellow Shareholder:

Financial markets and economies around the world continue to show improvement and resilience in the face of many headwinds. While energy and commodity prices have been volatile, suggesting inflationary pressures, corporate profits are strong, merger-and-acquisition activity is recovering, and stock values and dividends are rising.

Putnam believes that markets will remain unsettled over the next several months, roiled by civil unrest in the Middle East and North Africa, sovereign debt issues in Europe, and the lingering economic impact of the disasters in Japan.

Putnam’s active, research-intensive investment approach is well suited to uncovering opportunities in this environment. We also believe this is an important time to talk to your financial advisor to determine if your investments are in line with your individual goals and appetite for risk.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking undervalued companies before their potential is recognized

Hidden opportunities and flexibility are key ingredients in the strategy of Putnam Multi-Cap Value Fund. The fund’s manager looks for investment potential in stocks that are currently out of favor with investors. Introduced in 1999 as Putnam Mid Cap Value Fund, the fund now has the flexibility to invest in a wider range of companies.

The fund can invest in small companies that are in their emerging or expansionary phases, and these companies can remain in the fund’s portfolio even as they grow larger. Historically, investing in stocks of smaller companies comes with the risk of greater price fluctuations. Combining small-cap and mid-cap stocks with those of larger, more established companies provides a more diversified approach to help manage those risks.

The fund is managed in the value style, which means the manager seeks stocks that are attractively priced in relation to the company’s earnings and growth potential. A stock price may be low because the company is being underestimated or because its industry is in the midst of a downturn. Often, companies in the portfolio are undergoing changes that may lift their stock prices, such as restructuring, introduction of new products, or streamlining of operations to cut costs.

Supported by a team of research analysts, the fund’s manager uses his stock-picking expertise and Putnam resources to identify opportunities. Putnam’s analysts generate independent research and visit regularly with companies, seeking information that hasn’t already factored into stock prices.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select stocks from across their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

Identified holdings were held during the year indicated; holdings will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund’s returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 19–25.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your fund’s portfolio manager

James A. Polk, CFA

What was the key to Putnam Multi-Cap Value Fund’s strong performance for the 12-month period ending April 30, 2011?

Rather than making sweeping decisions about the economy or a particular sector, the fund’s success depends upon our basic ability to pick stocks. This bottom-up, fundamental research approach played a central role in the fund’s performance for the period. To be sure, what happens in the U.S. economy has some bearing on the portfolio. But by and large, what we are really trying to do is to find companies that fit into one of three categories: first, turnaround stories that have upside potential that may have been shunned by other investors; second, companies that are doing well but are selling at a reasonable price compared with their peers; and third, companies that are fairly priced with improving fundamentals and business momentum. Although, it’s not as easy to find value-oriented stocks today as it was coming out of the recession two years ago. The market has experienced a tremendous rally since early 2009.

Which holdings and strategies helped performance the most?

Two sectors, consumer staples and health care, contributed the most to performance. In consumer staples, the two top performers were NBTY, which manufactures over-the-counter vitamins, and Alberto Culver, a maker of value brand hair and skin products. Both companies were acquired during the fiscal year and sold before fiscal year-end.

In health care, investors were concerned about the Obama administration’s health-care legislation. Health-care stocks performed poorly in the beginning of the year as a result. Solid valuations and more certainty regarding the new health-care reform have helped to lift

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

5

stock values recently. One stock in particular, Jazz Pharmaceuticals, did quite well. The company’s main product, Xyrem, treats narcolepsy, a sleep disorder. The drug was well received in the marketplace, benefiting from a better pricing environment and more certainty around the drug’s patents. We sold this holding at a gain before period-end.

Another positive performer for the fund was Silgan Holdings. Silgan, the largest holding in the portfolio, is a metal-can manufacturer. It is a well-run company with high barriers to entry in its core business. It has a solid management team with a strong focus on returns on invested capital. Further, the company has an under-levered balance sheet and has been returning capital to shareholders. Silgan recently made a strategic acquisition in the plastic specialty bottle area to complement its core businesses and accelerate growth.

Lastly, Huntsman, a manufacturer of chemicals used in commercial and residential paints, performed well because sales volumes have increased and pricing has remained firm. In addition, the holding contributed to the fund’s performance over the period since we purchased the stock when it was very inexpensive, and shares have since appreciated substantially.

Your investment universe is vast, with thousands of companies from which to choose. What goes into your selection process?

We uncover opportunities in several ways. We have a core group of large-cap analysts who cover the stocks within the S&P 500 Index. We also have a team of analysts who look for small-and mid-cap companies that fit our criteria. As generalists, these analysts also find opportunistic investments to add to the portfolio. I also spend a significant amount of time looking for new companies to add to the portfolio.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6

Which stocks and strategies did not perform as well during the period?

The sector that hurt performance the most was consumer discretionary.

The most disappointing holding was Talbots, a specialty women’s clothing retailer. Several years ago, the company’s CEO tried to change Talbots perception to be more fashion forward in an effort to appeal to a younger demographic. At this point, Talbots is caught between losing its core customer who thinks the company is too fashion forward, while not yet drawing in the younger demographic that still perceives the company’s fashion as being too staid. The sluggish economy and weak retail sales have not helped, either. Ultimately, however, it is my belief that the transition strategy will work, but it is taking much longer than we anticipated.

Another weak performer was Genco Shipping & Trading, a shipper of iron ore — a key component in steel manufacturing — primarily to China. We believed that Genco would be a significant beneficiary of China’s massive infrastructure build-out. However, the iron-ore industry has grown, and that has put downward pressure on Genco’s pricing. With excess capacity, Genco’s pricing and earnings have fallen, and the stock price has declined. In addition, the company has taken on increasing amounts of debt, causing concern among some investors that Genco’s bank financing is in jeopardy. We eliminated our position in this holding by the end of the period.

In the for-profit education sector, the fund’s holding in Career Education was adversely affected by some proposed legislation that

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/11. Short-term holdings are excluded. Holdings will vary over time.

7

would require colleges to limit enrollment to students who have job and income prospects that are sufficient to pay off their student loans. The Obama administration has threatened to reduce federal aid if the schools do not lower student debt levels. This has caused enrollment declines, and the stock prices, including Career Education’s, have declined dramatically.

In your opinion, what areas of the market have growth potential going forward?

Financial stocks are currently unpopular with investors, relatively inexpensively priced, and under a cloud of legislative uncertainty. For the overall economy to grow over the next 12 to 18 months, banks must lend more. The market is treating banks as if they are never going to lend again and that their returns on equity are going to be very low. I don’t believe that to be the case. Over the next 12 to 18 months, for the economy to continue to improve, the government needs the banks to be able to lend again.

I believe that because financial stocks are under-owned and currently affected by negative sentiment, they have significant growth potential over the next 12 to 18 months.

Technology is another promising sector that has not performed well in recent months. In addition, energy stocks declined sharply at the end of the fiscal year, making them more attractive.

Overall, the market has experienced such a good run that it is slightly more challenging to find high-quality companies that are inexpensive. I am concerned about trends weighing on the consumer, such as declining housing prices, elevated personal debt levels, the threat of higher taxes, and the impact that these factors may have on consumer spending. But I remain confident that we can

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

8

continue to find stocks that will outperform in this environment.

Thank you, Jim, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager James A. Polk has an M.B.A. from Babson College and a B.A. from Colby College. A CFA charterholder, he joined Putnam in 1998 and has been in the investment industry since 1994.

IN THE NEWS

Citing the United States’s burgeoning federal deficit, Standard & Poor’s (S&P) recently lowered its long-term outlook for U.S. Treasuries from “stable” to “negative.” While maintaining its AAA rating for U.S. debt, S&P said the change to a negative outlook means that there is a one-in-three chance for a ratings downgrade over the next 24 months. If a downgrade were to take place, it could raise borrowing costs for both the U.S. government and American consumers. S&P’s negative outlook will likely put increased pressure on Washington lawmakers to reach a bipartisan solution to reduce the federal deficit and restore fiscal discipline. While the U.S. downgrade is unprecedented, it is important to note that S&P downgraded the outlook for the United Kingdom, another AAA-rated country, to “negative” in May 2009, and restored the “stable” outlook in 2010 once the country addressed its deficit.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.64%	9.07%	8.82%	8.82%	8.82%	8.82%	9.10%	8.76%	9.38%	9.86%

10 years	99.01	87.63	84.56	84.56	84.73	84.73	89.37	82.71	94.36	103.77
Annual average	7.12	6.50	6.32	6.32	6.33	6.33	6.59	6.21	6.87	7.38

5 years	14.15	7.60	9.95	8.30	9.93	9.93	11.32	7.41	12.79	15.73
Annual average	2.68	1.48	1.92	1.61	1.91	1.91	2.17	1.44	2.44	2.96

3 years	13.37	6.85	10.78	7.78	10.90	10.90	11.74	7.86	12.55	14.28
Annual average	4.27	2.23	3.47	2.53	3.51	3.51	3.77	2.55	4.02	4.55

1 year	15.71	9.07	14.88	9.88	14.91	13.91	15.19	11.17	15.49	16.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10

Comparative index returns For periods ended 4/30/11

		Lipper Multi-Cap Value Funds
	Russell 3000 Value Index	category average*

Annual average (life of fund)	4.64%	5.38%

10 years	57.28	60.64
Annual average	4.63	4.66

5 years	7.60	9.66
Annual average	1.47	1.77

3 years	1.17	7.55
Annual average	0.39	2.11

1 year	15.17	16.25

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/11, there were 305, 252, 214, 107, and 72 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $18,456 and $18,473, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $18,271 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $19,436 and $20,377, respectively.

11

Fund price and distribution information For the 12-month period ended 4/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		—	1

Income	$0.002		—	—	—		—	$0.031

Capital gains	—		—	—	—		—	—

Total	$0.002		—	—	—		—	$0.031

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/10	$11.66	$12.37	$11.09	$11.07	$11.32	$11.73	$11.49	$11.69

4/30/11	13.49	14.31	12.74	12.72	13.04	13.51	13.27	13.53

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.41%	8.85%	8.60%	8.60%	8.60%	8.60%	8.87%	8.53%	9.15%	9.63%

10 years	105.64	93.87	90.83	90.83	90.81	90.81	95.62	88.85	100.66	110.41
Annual average	7.48	6.84	6.68	6.68	6.67	6.67	6.94	6.56	7.21	7.72

5 years	13.17	6.66	8.93	7.29	8.97	8.97	10.31	6.48	11.72	14.65
Annual average	2.51	1.30	1.73	1.42	1.73	1.73	1.98	1.26	2.24	2.77

3 years	15.22	8.56	12.57	9.57	12.59	12.59	13.36	9.44	14.30	16.04
Annual average	4.84	2.78	4.03	3.09	4.03	4.03	4.27	3.05	4.56	5.08

1 year	18.39	11.62	17.49	12.49	17.52	16.52	17.80	13.67	18.09	18.63

12

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 4/30/10*	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

Annualized expense ratio for the six-month period
ended 4/30/11†	1.15%	1.90%	1.90%	1.65%	1.40%	0.90%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a new management contract effective 9/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2010, to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.27	$10.34	$10.34	$8.99	$7.63	$4.91

Ending value (after expenses)	$1,199.30	$1,195.10	$1,195.50	$1,197.40	$1,198.70	$1,201.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2011, use the following calculation method. To find the value of your investment on November 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.76	$9.49	$9.49	$8.25	$7.00	$4.51

Ending value (after expenses)	$1,019.09	$1,015.37	$1,015.37	$1,016.61	$1,017.85	$1,020.33

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

15

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2011, Putnam employees had approximately $382,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

17

Report of Independent Registered Public Accounting Firm

The Board of Trustees
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Multi-Cap Value Fund (formerly known as “Putnam Mid Cap Value Fund”), including the fund’s portfolio, as of April 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Multi-Cap Value Fund as of April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 13, 2011

18

The fund’s portfolio 4/30/11

COMMON STOCKS (95.0%)*	Shares	Value

Aerospace and defense (1.1%)
BE Aerospace, Inc. †	86,800	$3,349,612

Embraer SA ADR (Brazil)	83,900	2,725,072

		6,074,684
Airlines (0.2%)
United Continental Holdings, Inc. †	67,100	1,531,222

		1,531,222
Auto components (0.5%)
Autoliv, Inc. (Sweden)	40,100	3,213,213

		3,213,213
Automobiles (0.5%)
Ford Motor Co. †	176,800	2,735,096

		2,735,096
Beverages (1.3%)
Coca-Cola Enterprises, Inc.	246,700	7,008,747

		7,008,747
Biotechnology (0.8%)
Amarin Corp. PLC ADR (United Kingdom) † S	265,320	4,245,120

		4,245,120
Building products (0.7%)
USG Corp. † S	231,700	3,572,814

		3,572,814
Capital markets (2.3%)
Ameriprise Financial, Inc.	111,762	6,935,950

E*Trade Financial Corp. †	137,818	2,238,164

Legg Mason, Inc.	90,900	3,376,935

		12,551,049
Chemicals (2.0%)
Huntsman Corp. S	296,400	6,179,940

LyondellBasell Industries NV Class A (Netherlands) †	99,700	4,436,650

		10,616,590
Commercial banks (7.6%)
Bancorp, Inc. †	617,199	6,042,378

Bond Street Holdings, LLC 144A Class A † F	15,547	318,714

Comerica, Inc. S	65,800	2,495,794

First Horizon National Corp. S	347,000	3,799,650

Huntington Bancshares, Inc.	727,150	4,937,349

Popular, Inc. (Puerto Rico) †	826,400	2,603,160

SunTrust Banks, Inc.	222,000	6,258,180

SVB Financial Group † S	110,400	6,672,576

Webster Financial Corp. S	67,800	1,459,056

Wells Fargo & Co.	230,200	6,701,122

		41,287,979
Commercial services and supplies (1.0%)
Healthcare Services Group, Inc.	301,918	5,362,064

		5,362,064
Communications equipment (2.9%)
ARRIS Group, Inc. † S	149,000	1,788,000

Polycom, Inc. † S	65,300	3,906,899

Qualcomm, Inc.	85,800	4,876,872

Sycamore Networks, Inc.	128,100	3,138,450

Tellabs, Inc. S	435,200	2,141,184

		15,851,405

19

COMMON STOCKS (95.0%)* cont.	Shares	Value

Computers and peripherals (3.4%)
Hewlett-Packard Co.	344,200	$13,895,354

SanDisk Corp. †	89,800	4,412,772

		18,308,126
Consumer finance (0.5%)
Discover Financial Services	107,300	2,665,332

		2,665,332
Containers and packaging (2.7%)
Silgan Holdings, Inc. S	319,500	14,652,270

		14,652,270
Diversified consumer services (0.8%)
Apollo Group, Inc. Class A † S	73,500	2,942,205

Career Education Corp. †	56,600	1,234,446

		4,176,651
Diversified financial services (3.4%)
Bank of America Corp.	338,100	4,151,868

JPMorgan Chase & Co.	310,300	14,158,989

		18,310,857
Electric utilities (0.9%)
Great Plains Energy, Inc. S	235,100	4,838,358

		4,838,358
Electrical equipment (1.0%)
AMETEK, Inc.	121,050	5,573,142

		5,573,142
Energy equipment and services (2.3%)
Helix Energy Solutions Group, Inc. † S	116,300	2,201,559

National Oilwell Varco, Inc.	132,500	10,161,425

		12,362,984
Food and staples retail (0.4%)
SUPERVALU, Inc. S	207,600	2,337,576

		2,337,576
Food products (2.0%)
Mead Johnson Nutrition Co. Class A	163,000	10,901,440

		10,901,440
Gas utilities (0.4%)
National Fuel Gas Co.	26,000	1,905,800

		1,905,800
Health-care equipment and supplies (4.8%)
Baxter International, Inc.	24,800	1,411,120

Boston Scientific Corp. † S	744,100	5,573,309

China Medical Technologies, Inc. ADR (China) † S	80,277	948,071

Cooper Companies, Inc. (The) S	45,100	3,377,990

Covidien PLC (Ireland)	154,742	8,617,582

Merit Medical Systems, Inc. †	113,344	2,643,182

St. Jude Medical, Inc.	60,300	3,222,432

		25,793,686
Health-care providers and services (9.0%)
Aetna, Inc.	159,800	6,612,524

AmerisourceBergen Corp.	127,600	5,185,664

Coventry Health Care, Inc. †	234,800	7,576,996

Humana, Inc. †	67,500	5,138,100

Lincare Holdings, Inc. S	279,050	8,767,751

Mednax, Inc. †	106,800	7,574,256

PSS World Medical, Inc. † S	60,200	1,731,352

20

COMMON STOCKS (95.0%)* cont.	Shares	Value

Health-care providers and services cont.
Quest Diagnostics, Inc.	69,300	$3,907,134

Sunrise Senior Living, Inc. † S	204,900	2,126,862

		48,620,639
Hotels, restaurants, and leisure (0.6%)
Domino’s Pizza, Inc. † S	173,300	3,218,181

		3,218,181
Household durables (1.7%)
Newell Rubbermaid, Inc.	262,544	5,004,089

NVR, Inc. † S	5,700	4,214,181

		9,218,270
Household products (2.6%)
Church & Dwight Co., Inc. S	122,500	10,103,800

Energizer Holdings, Inc. †	30,300	2,288,559

Spectrum Brands Holdings, Inc. †	51,200	1,664,000

		14,056,359
Industrial conglomerates (1.9%)
Tyco International, Ltd.	210,100	10,240,274

		10,240,274
Insurance (6.6%)
Aflac, Inc.	97,800	5,495,382

Assured Guaranty, Ltd. (Bermuda) S	88,500	1,504,500

Employers Holdings, Inc.	204,535	4,123,426

Hanover Insurance Group, Inc. (The)	66,200	2,794,964

Hartford Financial Services Group, Inc. (The)	173,834	5,035,971

HCC Insurance Holdings, Inc. S	142,700	4,643,458

Marsh & McLennan Cos., Inc.	144,800	4,384,544

XL Group PLC	320,200	7,819,284

		35,801,529
IT Services (0.8%)
Unisys Corp. †	154,300	4,579,624

		4,579,624
Leisure equipment and products (1.3%)
Mattel, Inc.	253,700	6,778,864

		6,778,864
Machinery (2.2%)
Ingersoll-Rand PLC S	80,500	4,065,250

Gardner Denver, Inc.	60,700	5,245,087

Oshkosh Corp. †	81,600	2,583,456

		11,893,793
Metals and mining (1.3%)
Freeport-McMoRan Copper & Gold, Inc. Class B	88,000	4,842,640

U.S. Steel Corp. S	44,100	2,104,011

		6,946,651
Multiline retail (0.8%)
Dollar General Corp. † S	133,200	4,340,988

		4,340,988
Multi-utilities (0.5%)
DTE Energy Co.	56,600	2,859,998

		2,859,998
Office electronics (1.3%)
Xerox Corp.	688,100	6,942,929

		6,942,929

21

COMMON STOCKS (95.0%)* cont.	Shares	Value

Oil, gas, and consumable fuels (6.1%)
Alpha Natural Resources, Inc. † S	70,500	$4,100,985

Apache Corp.	35,400	4,721,298

Cabot Oil & Gas Corp. Class A	43,900	2,470,692

James River Coal Co. † S	85,900	2,003,188

Newfield Exploration Co. †	28,600	2,024,880

Occidental Petroleum Corp.	39,700	4,537,313

Petrohawk Energy Corp. †	89,100	2,406,591

Pioneer Natural Resources Co. S	43,255	4,421,959

QEP Resources, Inc.	46,700	1,995,491

Southwestern Energy Co. † S	39,400	1,728,084

Swift Energy Co. †	69,900	2,739,381

		33,149,862
Paper and forest products (0.6%)
Louisiana-Pacific Corp. † S	330,200	3,070,860

		3,070,860
Pharmaceuticals (1.6%)
Viropharma, Inc. † S	124,502	2,401,644

ISTA Pharmaceuticals, Inc. † S	108,100	1,108,025

Pfizer, Inc.	258,200	5,411,872

		8,921,541
Real estate investment trusts (REITs) (0.7%)
Host Marriott Corp. R	220,642	3,925,221

		3,925,221
Real estate management and development (0.5%)
CB Richard Ellis Group, Inc. Class A † S	98,300	2,625,593

		2,625,593
Road and rail (1.2%)
Avis Budget Group, Inc. † S	128,200	2,430,672

Dollar Thrifty Automotive Group †	21,200	1,461,316

Hertz Global Holdings, Inc. † S	158,600	2,729,506

		6,621,494
Semiconductors and semiconductor equipment (0.8%)
Cymer, Inc. † S	85,628	4,119,563

		4,119,563
Software (0.8%)
CA, Inc.	180,300	4,433,577

		4,433,577
Specialty retail (5.2%)
Bed Bath & Beyond, Inc. †	103,600	5,814,032

Monro Muffler Brake, Inc. S	82,900	2,518,502

OfficeMax, Inc. † S	319,900	3,186,204

Staples, Inc.	175,300	3,705,842

Talbots, Inc. (The) † S	861,880	4,636,914

TJX Cos., Inc. (The)	106,200	5,694,444

Urban Outfitters, Inc. †	83,400	2,623,764

		28,179,702
Textiles, apparel, and luxury goods (2.0%)
Hanesbrands, Inc. † S	189,000	6,144,390

K-Swiss, Inc. Class A † S	158,200	1,947,442

Timberland Co. (The) Class A †	66,200	2,991,578

		11,083,410

22

COMMON STOCKS (95.0%)* cont.			Shares	Value

Thrifts and mortgage finance (0.5%)
MGIC Investment Corp. † S			289,500	$2,507,070

				2,507,070
Trading companies and distributors (0.9%)
United Rentals, Inc. † S			67,400	1,982,906

WESCO International, Inc. †			48,000	2,973,600

				4,956,506

Total common stocks (cost $416,037,569)				$514,968,703

PURCHASED OPTIONS	Expiration date/		Contract
OUTSTANDING (0.5%)*	strike price		amount	Value

Hewlett-Packard Co. (Call)	Oct-11/$50.00		746,736	$182,054

SPDR S&P ETF 500 Trust (Put)	Jun-11/126.00		546,596	487,088

U.S. Airways Group, Inc. (Call)	Jan-12/10.50		1,502,787	1,520,986

U.S. Airways Group, Inc. (Call)	Jan-12/10.00		445,808	524,391

Total purchased options outstanding (cost $4,213,749)				$2,714,519

WARRANTS (0.4%)* †	Expiration	Strike
	date	price	Warrants	Value

Bank of America Corp.W	10/28/18	$30.79	960,100	$2,093,018

Total warrants (cost $2,544,265)				$2,093,018

SHORT-TERM INVESTMENTS (22.6%)*	Principal amount/shares			Value

Putnam Cash Collateral Pool, LLC 0.16% [d]			104,603,210	$104,603,210

Putnam Money Market Liquidity Fund 0.08% [e]			17,027,831	17,027,831

SSgA Prime Money Market Fund 0.09% i P			600,000	600,000

U.S. Treasury Bills zero %, July 7, 2011 [i]			$130,000	129,987

Total short-term investments (cost $122,361,028)				$122,361,028

TOTAL INVESTMENTS

Total investments (cost $545,156,611)				$642,137,268

Key to holding’s abbreviations

ADR	American Depository Receipts
ETF	Exchange Traded Fund
SPDR	S&P 500 Index Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2010 through April 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $542,051,099.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs (Note 1).

23

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

WRITTEN OPTIONS OUTSTANDING at 4/30/11 (premiums received $2,461,029)

	Contract	Expiration date/
	amount	strike price	Value

Hewlett-Packard Co. (Call)	746,736	Oct-11/$54.00	$65,142

SPDR S&P 500 ETF Trust (Put)	546,596	Jun-11/120.00	193,620

U.S. Airways Group, Inc. (Call)	1,502,787	Jan-12/11.50	1,125,212

U.S. Airways Group, Inc. (Call)	445,808	Jan-12/12.50	247,981

Total			$1,631,955

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$72,944,375	$—	$—

Consumer staples	34,304,122	—	—

Energy	45,512,846	—	—

Financials	119,355,916	—	318,714

Health care	87,580,986	—	—

Industrials	55,825,993	—	—

Information technology	54,235,224	—	—

Materials	35,286,371	—	—

Utilities	9,604,156	—	—

Total common stocks	514,649,989	—	318,714

Purchased options outstanding	—	2,714,519	—

Warrants	2,093,018	—	—

Short-term investments	17,627,831	104,733,197	—

Totals by level	$534,370,838	$107,447,716	$318,714

24

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options	$—	$(1,631,955)	$—

Totals by level	$—	$(1,631,955)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

25

Statement of assets and liabilities 4/30/11

ASSETS

Investment in securities, at value, including $102,245,444 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $423,525,570)	$520,506,227
Affiliated issuers (identified cost $121,631,041) (Notes 1 and 6)	121,631,041

Dividends, interest and other receivables	312,924

Receivable for shares of the fund sold	373,827

Receivable for investments sold	10,880,531

Total assets	653,704,550

LIABILITIES

Payable for investments purchased	2,927,870

Payable for shares of the fund repurchased	1,073,068

Payable for compensation of Manager (Note 2)	245,712

Payable for investor servicing fees (Note 2)	101,148

Payable for custodian fees (Note 2)	10,836

Payable for Trustee compensation and expenses (Note 2)	99,413

Payable for administrative services (Note 2)	1,890

Payable for distribution fees (Note 2)	132,020

Written options outstanding, at value (premiums received $2,461,029) (Notes 1 and 3)	1,631,955

Collateral on securities loaned, at value (Note 1)	104,603,210

Collateral on certain derivative contracts, at value (Note 1)	729,987

Other accrued expenses	96,342

Total liabilities	111,653,451

Net assets	$542,051,099

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$559,232,218

Undistributed net investment income (Note 1)	107,920

Accumulated net realized loss on investments	(115,098,770)

Net unrealized appreciation of investments	97,809,731

Total — Representing net assets applicable to capital shares outstanding	$542,051,099

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($477,120,817 divided by 35,362,353 shares)	$13.49

Offering price per class A share (100/94.25 of $13.49)*	$14.31

Net asset value and offering price per class B share ($16,282,668 divided by 1,277,872 shares)**	$12.74

Net asset value and offering price per class C share ($18,569,328 divided by 1,459,472 shares)**	$12.72

Net asset value and redemption price per class M share ($4,157,701 divided by 318,923 shares)	$13.04

Offering price per class M share (100/96.50 of $13.04)*	$13.51

Net asset value, offering price and redemption price per class R share
($10,832,309 divided by 816,470 shares)	$13.27

Net asset value, offering price and redemption price per class Y share
($15,088,276 divided by 1,115,146 shares)	$13.53

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26

Statement of operations Year ended 4/30/11

INVESTMENT INCOME

Dividends (net of foreign tax of $23,979)	$6,268,932

Interest (including interest income of $19,437 from investments in affiliated issuers) (Note 6)	23,834

Securities lending (including interest income of $93,971 from investments in affiliated
issuers) (Note 1)	127,167

Total investment income	6,419,933

EXPENSES

Compensation of Manager (Note 2)	3,038,119

Investor servicing fees (Note 2)	1,601,842

Custodian fees (Note 2)	21,554

Trustee compensation and expenses (Note 2)	44,645

Administrative services (Note 2)	18,414

Distribution fees — Class A (Note 2)	1,127,220

Distribution fees — Class B (Note 2)	156,507

Distribution fees — Class C (Note 2)	164,338

Distribution fees — Class M (Note 2)	28,936

Distribution fees — Class R (Note 2)	46,392

Other	228,425

Total expenses	6,476,392

Expense reduction (Note 2)	(193,898)

Net expenses	6,282,494

Net investment income	137,439

Net realized gain on investments (Notes 1 and 3)	126,803,620

Net increase from payments by affiliates (Note 2)	76,230

Net realized gain on written options (Notes 1 and 3)	5,910,748

Net unrealized depreciation of investments and written options during the year	(57,398,192)

Net gain on investments	75,392,406

Net increase in net assets resulting from operations	$75,529,845

The accompanying notes are an integral part of these financial statements.

27

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/11	Year ended 4/30/10

Operations:
Net investment income	$137,439	$258,215

Net realized gain on investments	132,790,598	104,181,046

Net unrealized appreciation (depreciation) of investments	(57,398,192)	130,427,632

Net increase in net assets resulting from operations	75,529,845	234,866,893

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(77,431)	(667,894)

Class Y	(133,323)	(149,970)

Increase in capital from settlement payments	—	4,189

Redemption fees (Note 1)	642	1,563

Decrease from capital share transactions (Note 4)	(128,210,163)	(129,429,224)

Total increase (decrease) in net assets	(52,890,430)	104,625,557

NET ASSETS

Beginning of year	594,941,529	490,315,972

End of year (including undistributed net investment
income of $107,920 and $181,235, respectively)	$542,051,099	$594,941,529

The accompanying notes are an integral part of these financial statements.

28

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29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees [b]	reimbursements	end of period	asset value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
April 30, 2011	$11.66	.01	1.82	1.83	— [b]	—	—	— [b]	—	—	$13.49	15.71	$477,121	1.18	.06	98
April 30, 2010	7.61	.01	4.05	4.06	(.01)	—	—	(.01)	—	— [b,f]	11.66	53.44	494,841	1.30 [e]	.09 [e]	98
April 30, 2009	11.97	.05	(4.38)	(4.33)	(.03)	—	—	(.03)	—	—	7.61	(36.15)	412,152	1.30 [e]	.54 [e]	130
April 30, 2008	16.26	.04	(1.85)	(1.81)	(.06)	(2.41)	(.01)	(2.48)	—	—	11.97	(12.18)	527,392	1.27 [e]	.25 [e]	71
April 30, 2007	15.91	.24 [g]	1.95	2.19	(.24)	(1.60)	—	(1.84)	—	—	16.26	14.66	707,081	1.23 [e]	1.53 [e,g]	63

Class B
April 30, 2011	$11.09	(.08)	1.73	1.65	—	—	—	—	—	—	$12.74	14.88	$16,283	1.93	(.69)	98
April 30, 2010	7.28	(.06)	3.87	3.81	—	—	—	—	—	— [b,f]	11.09	52.34	18,509	2.05 [e]	(.67) [e]	98
April 30, 2009	11.50	(.02)	(4.20)	(4.22)	—	—	—	—	—	—	7.28	(36.70)	24,934	2.05 [e]	(.24) [e]	130
April 30, 2008	15.76	(.07)	(1.77)	(1.84)	—	(2.41)	(.01)	(2.42)	—	—	11.50	(12.78)	81,207	2.02 [e]	(.49) [e]	71
April 30, 2007	15.46	.12 [g]	1.89	2.01	(.11)	(1.60)	—	(1.71)	—	—	15.76	13.79	228,560	1.98 [e]	.78 [e,g]	63

Class C
April 30, 2011	$11.07	(.08)	1.73	1.65	—	—	—	—	—	—	$12.72	14.91	$18,569	1.93	(.70)	98
April 30, 2010	7.27	(.06)	3.86	3.80	—	—	—	—	—	— [b,f]	11.07	52.27	16,894	2.05 [e]	(.67) [e]	98
April 30, 2009	11.47	(.02)	(4.18)	(4.20)	—	—	—	—	—	—	7.27	(36.62)	12,816	2.05 [e]	(.23) [e]	130
April 30, 2008	15.74	(.07)	(1.78)	(1.85)	—	(2.41)	(.01)	(2.42)	—	—	11.47	(12.87)	30,367	2.02 [e]	(.50) [e]	71
April 30, 2007	15.47	.12 [g]	1.88	2.00	(.13)	(1.60)	—	(1.73)	—	—	15.74	13.77	45,357	1.98 [e]	.80 [e,g]	63

Class M
April 30, 2011	$11.32	(.05)	1.77	1.72	—	—	—	—	—	—	$13.04	15.19	$4,158	1.68	(.44)	98
April 30, 2010	7.41	(.04)	3.95	3.91	—	—	—	—	—	— [b,f]	11.32	52.77	4,299	1.80 [e]	(.43) [e]	98
April 30, 2009	11.67	— [b]	(4.26)	(4.26)	—	—	—	—	—	—	7.41	(36.50)	3,886	1.80 [e]	.02 [e]	130
April 30, 2008	15.93	(.03)	(1.81)	(1.84)	—	(2.41)	(.01)	(2.42)	—	—	11.67	(12.64)	8,204	1.77 [e]	(.24) [e]	71
April 30, 2007	15.63	.16 [g]	1.90	2.06	(.16)	(1.60)	—	(1.76)	—	—	15.93	14.04	15,160	1.73 [e]	1.03 [e,g]	63

Class R
April 30, 2011	$11.49	(.02)	1.80	1.78	—	—	—	—	—	—	$13.27	15.49	$10,832	1.43	(.20)	98
April 30, 2010	7.51	(.02)	4.00	3.98	—	—	—	—	—	— [b,f]	11.49	53.00	9,265	1.55 [e]	(.17) [e]	98
April 30, 2009	11.80	.02	(4.30)	(4.28)	(.01)	—	—	(.01)	—	—	7.51	(36.31)	5,935	1.55 [e]	.28 [e]	130
April 30, 2008	16.08	— [b]	(1.82)	(1.82)	(.04)	(2.41)	(.01)	(2.46)	—	—	11.80	(12.39)	7,143	1.52 [e]	.01 [e]	71
April 30, 2007	15.77	.18 [g]	1.95	2.13	(.22)	(1.60)	—	(1.82)	—	—	16.08	14.39	6,110	1.48 [e]	1.21 [e,g]	63

Class Y
April 30, 2011	$11.69	.04	1.83	1.87	(.03)	—	—	(.03)	—	—	$13.53	16.04	$15,088.93		.38	98
April 30, 2010	7.63	.03	4.07	4.10	(.04)	—	—	(.04)	—	— [b,f]	11.69	53.79	51,132	1.05 [e]	.33 [e]	98
April 30, 2009	12.01	.07	(4.40)	(4.33)	(.05)	—	—	(.05)	—	—	7.63	(35.96)	30,592	1.05 [e]	.78 [e]	130
April 30, 2008	16.30	.07	(1.84)	(1.77)	(.10)	(2.41)	(.01)	(2.52)	—	—	12.01	(11.91)	58,124	1.02 [e]	.51 [e]	71
April 30, 2007	15.94	.27 [g]	1.97	2.24	(.28)	(1.60)	—	(1.88)	—	—	16.30	14.96	55,241	.98 [e]	1.76 [e,g]	63

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to April 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund.

As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

April 30, 2010	0.02%

April 30, 2009	0.05

April 30, 2008	0.01

April 30, 2007	<0.01

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the “SEC”) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.17	1.10%

Class B	0.16	1.10

Class C	0.17	1.13

Class M	0.17	1.10

Class R	0.16	1.06

Class Y	0.17	1.09

The accompanying notes are an integral part of these financial statements.

32

Notes to financial statements 4/30/11

Note 1: Significant accounting policies

Putnam Multi-Cap Value Fund (the fund) formerly Putnam Mid Cap Value Fund, is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of U.S. companies of any size, which Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five and a half years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2010 through April 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

33

To the extent a pricing service or dealer is unable to value a security or provides a valuation Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own, to enhance the return on a security owned and to enhance the return on securities owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 4,700,000 on purchased options contracts for the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as

34

reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $102,245,444 and the fund received cash collateral of $104,603,210.

G) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2011, the fund had a capital loss carryover of $108,790,269 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on April 30, 2018. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions. Reclassifications are made to the

35

fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations For the reporting period ended, the fund required no such reclassifications.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$104,197,315
Unrealized depreciation	(13,419,880)

Net unrealized appreciation	90,777,435
Undistributed ordinary income	107,920
Capital loss carryforward	(108,790,269)
Cost for federal income tax purposes	$551,359,833

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective September 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion,
0.475%	of any excess thereafter.

Prior to September 1, 2010, the fund paid Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates varied as follows:

0.740%	of the first $5 billion,
0.690%	of the next $5 billion,
0.640%	of the next $10 billion,
0.590%	of the next $10 billion,
0.540%	of the next $50 billion,
0.520%	of the next $50 billion,
0.510%	of the next $100 billion,
0.505%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective August 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

36

Putnam Management voluntarily reimbursed the fund $76,230 for a compliance violation which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $988 under the expense offset arrangements and by $192,910 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $297, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $39,375 and $200 from the sale of class A and class M shares, respectively, and received $20,943 and $341 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $506,861,229 and $650,430,309, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

37

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding
at beginning of the reporting period	5,956,617	$1,933,900

Options opened	14,501,954	8,119,307
Options exercised	(981,362)	(513,605)
Options expired	(11,807,980)	(5,352,918)
Options closed	(4,427,302)	(1,725,655)

Written options outstanding
at end of the reporting period	3,241,927	$2,461,029

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/11		Year ended 4/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	7,325,442	$82,798,174	14,410,859	$136,866,480

Shares issued in connection with
reinvestment of distributions	6,191	74,600	67,760	647,791

	7,331,633	82,872,774	14,478,619	137,514,271

Shares repurchased	(14,421,740)	(166,003,260)	(26,194,026)	(251,951,429)

Net decrease	(7,090,107)	$(83,130,486)	(11,715,407)	$(114,437,158)

	Year ended 4/30/11		Year ended 4/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	294,817	$3,246,787	299,746	$2,793,967

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	294,817	3,246,787	299,746	2,793,967

Shares repurchased	(685,994)	(7,434,187)	(2,054,090)	(18,385,400)

Net decrease	(391,177)	$(4,187,400)	(1,754,344)	$(15,591,433)

	Year ended 4/30/11		Year ended 4/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	250,126	$2,680,644	156,195	$1,502,351

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	250,126	2,680,644	156,195	1,502,351

Shares repurchased	(316,367)	(3,452,482)	(392,971)	(3,487,764)

Net decrease	(66,241)	$(771,838)	(236,776)	$(1,985,413)

38

	Year ended 4/30/11		Year ended 4/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	18,682	$215,311	56,381	$523,637

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	18,682	215,311	56,381	523,637

Shares repurchased	(79,659)	(886,153)	(200,690)	(1,862,118)

Net decrease	(60,977)	$(670,842)	(144,309)	$(1,338,481)

	Year ended 4/30/11		Year ended 4/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	292,250	$3,382,003	307,134	$2,945,416

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	292,250	3,382,003	307,134	2,945,416

Shares repurchased	(282,193)	(3,278,703)	(291,100)	(2,766,949)

Net increase	10,057	$103,300	16,034	$178,467

	Year ended 4/30/11		Year ended 4/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	836,466	$9,561,929	1,222,198	$11,975,412

Shares issued in connection with
reinvestment of distributions	10,823	130,635	15,539	148,710

	847,289	9,692,564	1,237,737	12,124,122

Shares repurchased	(4,107,222)	(49,245,461)	(873,654)	(8,379,328)

Net increase (decrease)	(3,259,933)	$(39,552,897)	364,083	$3,744,794

At the close of the reporting period, two shareholders of record owned 10.33% and 5.77% respectively, of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$4,807,537	Payables	$1,631,955

Total		$4,807,537		$1,631,955

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	$(3,054,017)	$(3,054,017)

Total	$(3,054,017)	$(3,054,017)

39

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Warrants	Total

Equity contracts	$585,447	$(451,247)	$134,200

Total	$585,447	$(451,247)	$134,200

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $19,437 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $332,758,404 and $328,206,598, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

40

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2011, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended April 30, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,117 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

41

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	company focused on
	College and member of the Investment Committee for the	natural gas and crude
	college’s endowment. Former Chair and current board	oil in the United States;
	member of Girls Incorporated of Metro Denver. Member of	UniSource Energy
	the Finance Committee, The Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

42

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2011, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Fund Administration,	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Robert R. Leveille
Putnam Investment	Barbara M. Baumann	Vice President and
Management, LLC	Charles B. Curtis	Chief Compliance Officer
One Post Office Square	Robert J. Darretta
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Kenneth R. Leibler	Vice President and
Investment Sub-Manager	Robert E. Patterson	BSA Compliance Officer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Robert T. Burns
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
Chief Legal Officer
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	James P. Pappas
One Post Office Square	President	Vice President
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
Custodian	Executive Vice President,	Vice President, Clerk and
State Street Bank	Principal Executive	Assistant Treasurer
and Trust Company	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Legal Counsel		Vice President, Senior Associate
Ropes & Gray LLP	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Independent Registered	Principal Financial Officer	Nancy E. Florek
Public Accounting Firm		Vice President, Assistant Clerk,
KPMG LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Trustees	Treasurer and Principal
John A. Hill, Chairman	Accounting Officer	Susan G. Malloy
Jameson A. Baxter,		Vice President and
Vice Chairman	Beth S. Mazor	Assistant Treasurer
Vice President

This report is for the information of shareholders of Putnam Multi-Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
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AN075
267773 6/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2011	$38,098	$--	$3,800	$-
April 30, 2010	$37,800	$--	$3,800	$-

For the fiscal years ended April 30, 2011and April 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 3,800 and $ 3,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30,
2011	$ -	$ -	$ -	$ -
April 30,
2010	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, State Street Bank and Trust Company, which provides certain administrative, pricing and bookkeeping services for the Putnam funds pursuant to an agreement with Putnam Investment Management, LLC, began utilizing different accounting systems and systems support in providing services for the fund.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2011